UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1389 Center Drive, Suite 200

Park City, Utah 84098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange

Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 regarding the the MD Loan Agreement and the NJ Loan Agreement, the Notes, the Mortgages, and the Guaranties (each as defined below) is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 19, 2026, each of IIP-MD 1 LLC and IIP-NJ 3 LLC, each a Delaware limited liability company (each, a “Borrower” and collectively, the “Borrowers”) and an indirect subsidiary of Innovative Industrial Properties, Inc. (the “Company”), entered into separate loan agreements with Amalgamated Bank, a bank organized under the laws of the State of New York (the “Lender”), consisting of (i)  that certain loan agreement between IIP-MD 1 LLC and the Lender (the “MD Loan Agreement”) and (ii) that certain loan agreement between IIP-NJ 3 LLC and the Lender (the “NJ Loan Agreement” and, together with the the MD Loan Agreement, the “Loan Agreements”), providing for an aggregate of $21,960,000 in secured term loans.

Pursuant to the MD Loan Agreement, the Lender made a $10,560,000 secured term loan to IIP-MD 1 LLC (the “MD Loan”), as evidenced by a promissory note issued by IIP-MD 1 LLC in favor of the Lender (the “MD Note” and, together with the the MD Note, the “Notes”). Pursuant to the NJ Loan Agreement, the Lender made an $11,400,000 secured term loan to IIP-NJ 3 LLC (the “NJ Loan”), as evidenced by a promissory note issued by IIP-NJ 3 LLC in favor of the Lender (the “NJ Note”). The the MD Loan and the NJ Loan are collectively referred to herein as the “Loans.”

Each Loan bears interest at a fixed rate of 6.67% per annum, calculated on the basis of a 360-day year, and provides for monthly debt service payments of principal and interest based on a 25-year amortization schedule commencing on July 5, 2026. The Loans mature on June 5, 2031.

The Loans are secured by first priority liens on the applicable properties owned by the each Borrower, consisting of (i)  a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed and delivered by IIP-NJ 3 LLC (the “NJ Mortgage”) and (iii) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed and delivered by IIP-MD 1 LLC (the “MD Deed of Trust”and, together with the the NJ Mortgage, the “Mortgages”).

In connection with the Loans, the Company entered into unsecured guaranty agreements for the benefit of the Lender (collectively, the “Guaranties”), pursuant to which the Company guaranteed each Borrower’s obligations under its respective Loan.

Each Loan Agreement contains customary representations, warranties, covenants, events of default and security arrangements. Each Borrower is also subject to restrictions on incurring additional indebtedness, restrictions on transfers, and restrictions on distributions during the continuance of an event of default. Each Loan Agreement provides for customary events of default, including, among others, failure to pay principal or interest, breach of representations and warranties, violation of covenants, bankruptcy or insolvency events, and entry of monetary judgments in excess of $25,000.

Each Loan is subject to a prepayment premium declining from 5% during the first year following closing to 1% during the fifth year, with no prepayment premium payable during the last 90 days prior to the applicable maturity date. Each Loan may be voluntarily prepaid in whole or in part upon at least 30 days’ prior written notice, subject to payment of the applicable prepayment premium and satisfaction of other conditions.

The foregoing description is a summary of certain terms of the Loan Agreements, the Notes, the Mortgages and the Guaranties and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 through 10.6 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 20, 2026, the Company issued a press release announcing that it closed the secured financings contemplated by the Loan Agreements. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

10.1*	Loan Agreement, dated as of May 19, 2026, by and between IIP-MD 1 LLC and Amalgamated Bank

10.2*	Loan Agreement, dated as of May 19, 2026, by and between IIP-NJ 3 LLC and Amalgamated Bank

10.3+	Form of Promissory Note, dated as of May 19, 2026, by each of IIP-MA 7 LLC, IIP-PA 6 LLC, IIP-MD 1 LLC and IIP-NJ 3 LLC, respectively, in favor of Amalgamated Bank (as incorporated by reference to Exhibit 10.3 of the Company’s 8-K filed on May 19, 2026).

10.4*	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed and delivered by IIP-NJ 3 LLC, in favor of Amalgamated Bank.

10.5*	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 19, 2026, by IIP-MD 1 LLC in favor of Amalgamated Bank.

10.6+	Form of Guaranty, dated as of May 19, 2026, by Innovative Industrial Properties, Inc. in favor of Amalgamated Bank (as incorporated by reference to Exhibit 10.6 of the Company’s 8-K filed on May 19, 2026).

99.1	Press release dated May 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

+Pursuant to Instruction 2 to Item 601(a) of Regulation S-K, each of IIP-MD 1 LLC, IIP-MA 7 LLC, IIP-PA 6 and IIP-NJ 3 LLC entered into a substantially identical agreement of this type in all material respects except with the respective party thereto, the amount and certain property-specific provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ David Smith
	Name:	David Smith
	Title:	Chief Financial Officer and Treasurer